                                                                   Exhibit 99.B5


                          DELAWARE POOLED TRUST, INC.

                      THE LIMITED-TERM MATURITY PORTFOLIO

                        INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT, made by and between DELAWARE POOLED TRUST, INC., Maryland corporation (the "Fund"), for THE LIMITED-TERM MATURITY PORTFOLIO (the "Portfolio"), and DELAWARE MANAGEMENT COMPANY, INC., a Delaware corporation (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

     WHEREAS, the indirect parent company of the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Portfolio dated as of the 12th day of November, 1991; and

     WHEREAS, the Board of Directors of the Fund and shareholders of the Portfolio have determined to enter into a new Investment

Management Agreement with the Investment Manager to be effective as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio and shall give written instructions to the Trading Department maintained by the Fund for implementation of such decisions and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of the funds of which Delaware Management Company, Inc. is Investment Manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of the funds shall not receive any compensation from the funds for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Fund shall place and execute its own orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Fund will place orders for the purchase and sale of portfolio securities with such broker/dealers selected from among those designated from time to time by the Investment Manager, who provide statistical, factual and financial information and services to the Fund, to the Investment Manager or to any other fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company, Inc. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets, a fee (at an annual rate) equal to .30% of the daily average net assets of the Portfolio during the month, less the Portfolio's proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered portfolios of the Fund.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.



Attest:                     DELAWARE POOLED TRUST, INC.
                            for THE LIMITED-TERM MATURITY
                            PORTFOLIO



/s/Richelle S. Maestro      By:/s/Wayne A. Stork
-----------------------        -------------------
   Richelle S. Maestro            Wayne A. Stork


Attest:                     DELAWARE MANAGEMENT COMPANY, INC.



/s/Eric E. Miller           By:/s/Brian F. Wruble
--------------------           ---------------------
   Eric E. Miller                 Brian F. Wruble

                          DELAWARE POOLED TRUST, INC.

                    THE INTERNATIONAL FIXED INCOME PORTFOLIO

                        INVESTMENT MANAGEMENT AGREEMENT



     AGREEMENT, made by and between DELAWARE POOLED TRUST, INC., a Maryland corporation (the "Fund") for THE INTERNATIONAL FIXED INCOME PORTFOLIO (the "Portfolio") and DELAWARE INTERNATIONAL ADVISERS LTD., a U.K. company (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

     WHEREAS, the indirect parent company of the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Portfolio dated as of the 28th day of February, 1994; and

     WHEREAS, the Board of Directors of the Fund and shareholders of the Portfolio have determined to enter into a new Investment

Management Agreement with the Investment Manager to be effective as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio, shall effect the purchase and sale of investments in furtherance of the Portfolio's objectives and policies, and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager or to any other Fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the Funds of which Delaware International Advisers Ltd. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange

Commission and the National Association of Securities Dealers, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets a fee (at an annual rate) equal to .50% of the average daily net assets of the Portfolio during the month.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

      9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.

Attest:                         DELAWARE POOLED TRUST, INC.
                                for THE INTERNATIONAL FIXED INCOME
                                PORTFOLIO



/s/Richelle S. Maestro          By: /s/Wayne A. Stork
-----------------------             -------------------------------
   Richelle S. Maestro                 Wayne A. Stork

Attest:                         DELAWARE INTERNATIONAL ADVISERS LTD.



/s/John Emberson                By: /s/David G. Tilles
-----------------------             -------------------------------
   John Emberson                       David G. Tilles

                          DELAWARE POOLED TRUST, INC.

                       THE INTERNATIONAL EQUITY PORTFOLIO

                        INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, made by and between DELAWARE POOLED TRUST, INC., a Maryland corporation (the "Fund") for THE INTERNATIONAL EQUITY PORTFOLIO (the "Portfolio") and DELAWARE INTERNATIONAL ADVISERS LTD., a U.K. company (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

     WHEREAS, the indirect parent company of the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Portfolio dated as of the 21st day of November, 1991; and

     WHEREAS, the Board of Directors of the Fund and shareholders of the Portfolio have determined to enter into a new Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein, be deemed to be a independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio, shall effect the purchase and sale of investments in furtherance of the Portfolio's objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records ad procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical factual and financial information and services to the Fund, to the Investment Manager or to any other fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware International Advisers Ltd. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the

Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets, a fee (at an annual rate) equal to .75% of the daily average net assets of the Portfolio during the month, less the Portfolio's proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered Portfolios of the Fund.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.
Attest:                           DELAWARE POOLED TRUST, INC. for THE
                                  INTERNATIONAL EQUITY PORTFOLIO


/s/Richelle S. Maestro            By:/s/Wayne A. Stork
----------------------------         -------------------------------
  Richelle S. Maestro                  Wayne A. Stork

Attest:                           DELAWARE INTERNATIONAL ADVISERS LTD.


/s/John Emberson                  By:/s/David G. Tilles
---------------------------          -------------------------------
  John Emberson                        David G. Tilles

                          DELAWARE POOLED TRUST, INC.

                       THE GLOBAL FIXED INCOME PORTFOLIO

                        INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT, made by and between DELAWARE POOLED TRUST, INC., a Maryland corporation (the "Fund"), for THE GLOBAL FIXED INCOME PORTFOLIO (the "Portfolio"), and DELAWARE INTERNATIONAL ADVISERS LTD., a U.K. company (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

     WHEREAS, the indirect parent company of the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Portfolio dated as of the 2nd day of November, 1992; and

     WHEREAS, the Board of Directors of the Fund and shareholders of the Portfolio have determined to enter into a new Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio, shall effect the purchase and sale of investments in furtherance of the Portfolio's objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees;

legal and accounting fees; taxes; and federal and state registration fees.

       3.(a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager or to any other fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware International Advisers Ltd. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets a fee (at an annual rate) equal to .50% of the average daily net assets of the Portfolio during the month, less the Portfolio's proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered portfolios of the Fund.

         If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the

Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund, who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it be signed by their duly authorized officers as of the 3rd day of April, 1995.



Attest:                             DELAWARE POOLED TRUST, INC. for
                                    THE GLOBAL FIXED INCOME PORTFOLIO



/s/Richelle S. Maestro              By:/s/Wayne A. Stork
------------------------------         ---------------------------
  Richelle S. Maestro                    Wayne A. Stork


Attest:                             DELAWARE INTERNATIONAL ADVISERS LTD.



/s/John Emberson                    By:/s/David G. Tilles
-----------------------------          --------------------------------
  John Emberson                          David G. Tilles

                          DELAWARE POOLED TRUST, INC.

                           THE FIXED INCOME PORTFOLIO

                        INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, made by and between DELAWARE POOLED TRUST, INC., a Maryland corporation (the "Fund"), for THE FIXED INCOME PORTFOLIO (the "Portfolio"), and DELAWARE MANAGEMENT COMPANY, INC., a Delaware corporation (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

     WHEREAS, the indirect parent company of the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Portfolio dated as of the 12th day of November, 1991; and

     WHEREAS, the Board of Directors of the Fund and shareholders of the Portfolio have determined to enter into a new Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio and shall give written instructions to the Trading Department maintained by the Fund for implementation of such decisions and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of the funds of which Delaware Management Company, Inc. is Investment Manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of the funds shall not receive any compensation from the funds for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Fund shall place and execute its own orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Fund will place orders for the purchase and sale of portfolio securities with such broker/dealers selected from among those designated from time to time by the Investment Manager, who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, or to any other fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company, Inc. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets, a fee (at an annual rate) equal to .40% of the daily average net assets of the Portfolio during the month, less the Portfolio's proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered portfolios of the Fund.

     If this Agreement is terminated prior to the end of any calendar mouth, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the

Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the

Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in paragraph 4 hereof prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     10. For the purposes of this Agreement the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.

Attest:                          DELAWARE POOLED TRUST, INC.
                                 for THE FIXED INCOME PORTFOLIO



/s/Richelle S. Maestro              By:/s/Wayne A. Stork
--------------------------             --------------------------
  Richelle S. Maestro                    Wayne A. Stork



Attest:                          DELAWARE MANAGEMENT COMPANY, INC.



/s/Eric E. Miller                By:/s/Brian F. Wruble
---------------------               -------------------------------
  Eric E. Miller                      Brian F. Wruble

                          DELAWARE POOLED TRUST, INC.

                         THE DEFENSIVE EQUITY PORTFOLIO

                        INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT, made by and between DELAWARE POOLED TRUST, INC., a Maryland corporation (the "Fund"), for THE DEFENSIVE EQUITY PORTFOLIO (the "Portfolio"), and DELAWARE MANAGEMENT COMPANY, INC., a Delaware corporation (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

     WHEREAS, the indirect parent company of the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Portfolio dated as of the 12th day of November, 1991; and

     WHEREAS, the Board of Directors of the Fund and shareholders of the Portfolio have determined to enter into a new Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio and shall give written instructions to the Trading Department maintained by the Fund for implementation of such decisions and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of the funds of which Delaware Management Company, Inc. is Investment Manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of the funds shall not receive any compensation from the funds for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Fund shall place and execute its own orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Fund will place orders for the purchase and sale of portfolio securities with such broker/dealers selected from among those designated from time to time by the Investment Manager, who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, or to any other fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company, Inc. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets, a fee (at an annual rate) equal to .55% of the daily average net assets of the Portfolio during the month, less the Portfolio's proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered portfolios of the Fund.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     10. For the purposes of this Agreement the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.

Attest:                             DELAWARE POOLED TRUST, INC.
                                    for THE DEFENSE EQUITY PORTFOLIO



/s/Richelle S. Maestro              By:/s/Wayne A. Stork
--------------------------             ------------------------
  Richelle S. Maestro                    Wayne A. Stork



Attest:                             DELAWARE MANAGEMENT COMPANY, INC.



/s/Eric E. Miller                   By:/s/ Brian F. Wruble
--------------------                   -------------------------
  Eric E. Miller                          Brian F. Wruble

                          DELAWARE POOLED TRUST, INC.

                        THE AGGRESSIVE GROWTH PORTFOLIO

                        INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT, made by and between DELAWARE POOLED TRUST, INC., a Maryland corporation (the "Fund"), for THE AGGRESSIVE GROWTH PORTFOLIO (the "Portfolio"), and DELAWARE MANAGEMENT COMPANY, INC., a Delaware corporation (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

     WHEREAS, the parent company of the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Portfolio dated as of the 21st day of November, 1991; and

     WHEREAS, the Board of Directors of the Fund and shareholders of the Portfolio have determined to enter into a new Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio and shall give written instructions to the Trading Department maintained by the Fund for implementation of such decisions and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of the funds of which Delaware Management Company, Inc. is Investment Manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of the funds shall not receive any compensation from the funds for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Fund shall place and execute its own orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Fund will place orders for the purchase and sale of portfolio securities with such broker/dealers selected from among those designated from time to time by the Investment Manager, who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, or to any other fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company, Inc. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets, a fee (at an annual rate) equal to .80% of the daily average net assets of the Portfolio during the month, less the Portfolio's proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered portfolios of the Fund.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of

Directors or by vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.

                                    DELAWARE POOLED TRUST, INC.
                                    for THE AGGRESSIVE GROWTH PORTFOLIO




Attest: /s/Richelle S. Maestro          By:/s/Wayne A. Stork
        ----------------------             ---------------------------
          Richelle S. Maestro                Wayne A. Stork



                                    DELAWARE MANAGEMENT COMPANY, INC.



Attest: /s/Eric E. Miller               By:/s/Brian F. Wruble
        ------------------------           ------------------
          Eric E. Miller                     Brian F. Wruble